UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. ____ )
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SIGMATRON INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SIGMATRON INTERNATIONAL, INC.
2201 Landmeier Road
Elk Grove Village, IL 60007

August 15, 2011

Notice of Annual Stockholders Meeting:

You are hereby notified that the 2011 Annual Meeting of Stockholders of SigmaTron International, Inc. (the “Company”) will be held at SigmaTron International, Inc., located at 2201 Landmeier Road, Elk Grove Village, Illinois 60007, at 10:00 a.m. local time, on Friday, September 16, 2011, for the following purposes:

1.	To elect two Class III directors to hold office until the 2014 Annual Meeting.

2.	To consider a proposal to ratify the selection of BDO USA, LLP as registered public accountants of the Company for the fiscal year ending April 30, 2012.

3.	To consider and act upon a proposal to approve the adoption of SigmaTron International, Inc. 2011 Employee Stock Option Plan.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 22, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and/or adjournments thereof.

You are urged to attend the Annual Meeting in person. Whether or not you expect to be present in person at the Annual Meeting, please mark, date, sign and return the enclosed proxy in the envelope provided.

By Order of the Board of Directors

Linda K. Frauendorfer
Secretary

2011 ANNUAL MEETING OF STOCKHOLDERS September 16, 2011
PROXY STATEMENT
GENERAL
HOLDINGS OF STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
I. ELECTION OF DIRECTORS
Nominees for Election as Class III Director at the Meeting
II. PROPOSAL TO RATIFY SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
FISCAL YEARS 2011 AND 2010 AUDIT FIRM FEE SUMMARY
III. APPROVAL OF 2011 EMPLOYEE STOCK OPTION PLAN
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION EXERCISES AND STOCK VESTED TABLE
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
DEFINED CONTRIBUTION PLAN
DIRECTOR COMPENSATION TABLE
REPORT OF THE AUDIT COMMITTEE
CERTAIN TRANSACTIONS
MISCELLANEOUS
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS SIGMATRON INTERNATIONAL, INC.

SIGMATRON INTERNATIONAL, INC.
2201 Landmeier Road
Elk Grove Village, IL 60007

2011 ANNUAL MEETING OF STOCKHOLDERS
September 16, 2011

PROXY STATEMENT

GENERAL

This Proxy Statement and the accompanying proxy are furnished to stockholders of SigmaTron International, Inc. (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2011 Annual Meeting of Stockholders (sometimes referred to herein as the “Meeting”) to be held at SigmaTron International, Inc., located at 2201 Landmeier Road, Elk Grove Village, Illinois, 60007, at 10:00 a.m. local time, on Friday, September 16, 2011, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement, the form of proxy included herewith and the Company’s Annual Report to Stockholders for the fiscal year ended April 30, 2011 are being mailed to stockholders on or about August 15, 2011.

Stockholders of record at the close of business on July 22, 2011 are entitled to notice of and to vote at the Meeting. On such date there were outstanding 3,864,274 shares of common stock, par value $.01 per share. The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of common stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

If you are a stockholder of record (that is, if you hold your shares in certificate form registered in your name on the books of the Company’s transfer agent, American Stock Transfer and Trust Company, as of the close of business on July 22, 2011), and attend the Meeting, you may deliver your completed proxy card in person. However, if you hold your shares in “street name” (not certificate form) (a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares or (b) if you wish to attend the Meeting and vote in person, you must obtain and bring to the Meeting a proxy signed by the record holder giving you the right to vote the shares in order to be able to vote at the Meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the Meeting.) For directions to the meeting, please contact the Company at 847-956-8000.

Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes on the proposal to ratify the selection of the auditor. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (“Broker Non-Votes”), those shares will not be considered as present and entitled to vote with respect to that matter.

Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is indicated, such proxies will be voted FOR the election of each nominee named under the caption “Election of Two Class III Directors” as set forth therein as a director of the Company, and FOR the ratification of the selection of BDO USA, LLP as the Company’s registered public accountants and FOR the adoption of the 2011 Employee Stock Option Plan. If a quorum is present at the Meeting, directors will be elected by a plurality of the votes cast. The ratification of the selection of auditors and the approval of the 2011 Employee Stock Option Plan require an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above address) or at the Meeting if the stockholder attends in person. A later dated proxy will revoke a prior dated proxy.

All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company by telephone or telecopy. The Company will reimburse brokers and others holding common stock as nominees for their expenses in sending proxy material to the beneficial owners of such common stock and obtaining their proxies.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on September 16, 2011.

The proxy statement is available at [http://www.sigmatronintl.com]

As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

The information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company and their transactions with the Company is based upon information received from each individual as of July 22, 2011.

HOLDINGS OF STOCKHOLDERS, DIRECTORS
AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding beneficial ownership of common stock as of July 22, 2011 by (i) each director of the Company and each nominee, (ii) each executive officer of the Company, (iii) each person (including any “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”)) who is known by the Company to own beneficially more than 5% of the outstanding common stock, and (iv) all directors and executive officers as a group. The address of directors and executive officers is c/o SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007.

Beneficial Ownership

	Number of
Name	Shares(1)	Percent

Beneficial Owners of at least 5% of the outstanding Capital Stock
Royce & Associates, LLC(2)	461,880	11.9%
1414 Avenue of the Americas
New York, NY 10019
Fidelity Management & Research Company(3)	381,880	9.9%
82 Devonshire St.
Boston, MA 02109
Cyrus Tang Foundation(4)	304,854	7.9%
8960 Spanish Ridge Ave.
Las Vegas, NV 89148
Tang Foundation for the Research of Traditional Chinese Medicine(4)	171,844	4.5%
8960 Spanish Ridge Ave.
Las Vegas, NV 89148
Directors, Nominees and Executive Officers
Gary R. Fairhead(5)	108,203	2.8%
John P. Sheehan(5)	51,566	1.3%
Daniel P. Camp(5)	49,500	1.3%
Gregory A. Fairhead(5)	39,157	1.0%
Linda K. Frauendorfer(5)	25,400	*
Rajesh B. Upadhyaya(5)	22,500	*
John P. Chen(6)	10,200	*
Thomas W. Rieck(6)(7)(8)	14,099	*
Carl A. Zemenick(6)	10,000	*
Dilip S. Vyas(6)	10,000	*
All directors and executive officers as a group(9)	340,625	8.3%

*	Less than 1 percent.

(1)	Unless otherwise indicated in the footnotes to this table, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of common stock reflected in this table. As of July 22, 2011, 3,864,274 shares were outstanding, not including certain options held by various directors and officers as noted in subsequent footnotes. This table is based on information supplied by the Company’s officers, directors and principal stockholders and by Schedules 13D and 13G filed with the Securities and Exchange Commission.

(2)	Number of shares owned by Royce & Associates, LLC, at December 31, 2010, as reported on Schedule 13G /A filed with the SEC on January 24, 2011. Based upon that Schedule 13G/A, Royce & Associates, LLC, holds the sole voting power and sole investment power with respect to all of the shares indicated.

(3)	Number of shares owned by Fidelity Management & Research Company at December 31, 2008, as reported on a Schedule 13G/A filed with the SEC on February 17, 2009. Based upon that Schedule 13G/A, FMR LLC, the sole owner of Fidelity Management & Research Company (“Fidelity”), and Edward C. Johnson 3d, the Chairperson of FMR LLC, through their control of Fidelity, each has sole investment power with respect to all of the shares indicated. The Board of Trustees of Fidelity Low Priced Stock Fund, a registered investment company advised by Fidelity, holds sole voting power with respect to all of the shares indicated, which power is carried out by Fidelity pursuant to the Board’s guidelines.

(4)	The Cyrus Tang Foundation and Tang Foundation for the Research of Traditional Chinese Medicine are not-for-profit foundations. The entities, whose combined ownership represents approximately 12% of the outstanding common stock, are controlled by Cyrus Tang. Based upon a Schedule 13D/A filed with the SEC on June 28, 2011, each respective entity holds sole voting power and sole investment power with respect to all of the shares such entity is indicated as owning.

(5)	The number of shares includes 30,000, 51,566, 49,500, 27,500, 25,000 and 22,500 shares issuable upon the exercise of currently exercisable stock options (or those exercisable within 60 days) granted to Gary R. Fairhead, John P. Sheehan, Daniel P. Camp, Gregory A. Fairhead, Linda K. Frauendorfer and Rajesh B. Upadhyaya, respectively.

(6)	Includes 10,000 shares issuable upon the exercise of director stock options granted in September 2004 and September 2005.

(7)	Includes 4,099 shares issuable upon the exercise of director stock options granted in December 2001.

(8)	In addition to the number of shares set forth on the Beneficial Ownership table, Mr. Rieck is also one of three trustees of Rieck and Crotty, P.C.’s profit sharing plan and is a member of a family investment company which own 10,500 and 4,000 shares, respectively, of the Company’s common stock as of July 22, 2011. Mr. Rieck abstains from all, or has no voting and investment decisions with respect to such shares.

(9)	Includes 250,165 shares issuable upon exercise of stock options.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company is required to report to stockholders those directors, officers and beneficial owners of more than 10% of any class of the Company’s equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), who fail to file timely reports of beneficial ownership and changes in beneficial ownership, as required by Section 16(a) of the Exchange Act. Based solely upon a review of copies of such reports furnished to the Company, the Company believes that all persons subject to the reporting requirements of Section 16(a) of the Exchange Act timely filed all necessary reports during the fiscal year ended April 30, 2011.

I.  ELECTION OF DIRECTORS

Pursuant to the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes of directors, each serving overlapping three-year terms. The term of Class I director Mr. Rieck expires in 2012; the terms of Class II directors (Messrs. Chen and Zemenick) expire in 2013; and the terms of Class III directors (Messrs. Fairhead and Vyas) expire in 2011. All directors of each class will hold their positions until the annual meeting of stockholders in the year indicated above, at which time the terms of the directors in such class expire, or until their respective successors are elected and qualified, subject in all cases to any such director’s earlier death, resignation or removal.

Mr. Franklin D. Sove was the Chairman of the Board and a member of the Board of Directors from 1994 until he retired following the Company’s 2009 Annual Meeting of Stockholders. On September 18, 2009, Mr. John P. Chen was elected Chairman of the Board of Directors. Mr. Chen has been a director of the Company since 1994. The Board of Directors did not fill the vacancy created by the retirement of Mr. Sove. Accordingly, the Board of Directors has reduced the number of directors from six to five as of the 2009 Annual Meeting of Stockholders.

The Board of Directors has determined that each of the directors of the Company, with the exception of Mr. Fairhead is independent under the Nasdaq Stock Market, Inc., listing standards.

Nominees for Election as Class III Director at the Meeting

If a quorum is present at the Meeting, two Class III directors will be elected by a plurality of the stockholder votes cast at the Meeting, each to serve until the 2014 Annual Meeting of Stockholders or until his successor shall be elected and qualified, subject to his earlier death, resignation or removal. Abstentions and Broker Non-Votes will have no effect on the vote. Shares represented by executed proxies will be voted, if the authority to do so is not withheld, for the election of each nominee named below. The stockholders do not have cumulative voting rights with respect to the election of directors. The following persons have been nominated as a Class III director:

Name	Age

Gary R. Fairhead Class III	59	Gary R. Fairhead has served as the President and Chief Executive Officer and a director of the Company since its formation in November, 1993. Mr. Fairhead joined Wall-Able Manufacturing Company, a predecessor of the Company, as its Controller in 1981. Mr. Fairhead led a group of investors in purchasing the business of the predecessor in February, 1990. Mr. Fairhead led the business as President and Chief Executive Officer first of SigmaTron, Inc. and then of SigmaTron L.P., the immediate predecessor of the Company, between February, 1990, and November, 1993. Mr. Fairhead also currently serves as a Trustee of Central States Joint Board Health and Welfare Trust Fund and Block Shield Corporation PLC, an English company specializing in bar code technology, from December, 2004 to the present. In addition, Mr. Fairhead currently serves as a member of the Board of Directors of TechAmerica Midwest, a trade association and advocacy organization in the technology industry, from January, 2008 to present. He has also served on the Board of Directors of Circuit Systems, Inc., a printed circuit board manufacturer, from September, 1995 to August, 2000, and OnLine Power Supply, Inc., focusing on industrial batteries and power supplies, from June, 2001 to December, 2002. Mr. Fairhead holds a Master’s degree in Industrial Administration from the Krannert School of Business, Purdue University. The Board of Directors believes Mr. Fairhead’s extensive business, management and financial background, in addition to his lengthy tenure as Chief Executive Officer and a director of the Company, make him well qualified to serve as a director.

Name	Age

Dilip S. Vyas Class III	63	Dilip S. Vyas has served as a director of the Company since the formation of the Company in November, 1993. He has served on our Compensation Committee and is currently Chairman of the Nominating Committee and a member of the Audit Committee. Mr. Vyas was a director of and the Vice President, Business Development and Chief Financial Officer of Circuit Systems, Inc., a printed circuit board manufacturer, from 1981 to 2001. Mr. Vyas managed virtually all aspects of accounting and finance and many of the operations of this publicly traded company, including bank relations, purchasing, production plans, and scheduling and design and maintenance of information systems, human resource management, and shareholder relations. Mr. Vyas also serves as a member of the Board of Directors of Circuit Systems India, a printed circuit board manufacturer, listed on the India stock exchange, having been elected to the Board in November, 2007. Mr. Vyas holds a Bachelor of Engineering degree from the University of Gujarat in India and a Master of Business Administration degree from the University of Illinois, Chicago. The Board of Directors believes Mr. Vyas’s long tenure as a SigmaTron director and his business, management and financial background make him well qualified to serve as a director.

The Board of Directors recommends that you vote in favor of the nominees named above.

The Board of Directors knows of no reason why the foregoing nominees will be unavailable or will decline to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. The enclosed proxy cannot be voted for a greater number of persons than two, the number of nominees named in this proxy statement.

		Directors Whose Terms Extend Beyond The Meeting
		Principal Occupation(s) During Past Five Years
Name	Age	and Other Public Directorships

Thomas W. Rieck Class I	66	Thomas W. Rieck has served as a director of the Company since its formation in November, 1993. At that time, he was a director and Secretary of Circuit Systems, Inc., a circuit board maker located in Elk Grove Village, Illinois. He is a shareholder of the Company. He has served on the Nominating Committee and is presently Chairman of the Audit Committee, the Company’s Audit Committee financial expert, and a member of the Compensation Committee. Prior to the time of the Company’s initial public offering and since such offering to this date, he has been President and Managing Partner of Rieck and Crotty P.C., a Chicago law firm, and has concentrated his practice in the representation of private and public corporations in all aspects of corporate law, including, but not limited to, securities, tax, and transactional matters. He has served on the Board of Directors of numerous public and private companies. He holds a Bachelor’s degree in accounting from the University of Notre Dame, a Certified Public Accounting degree from the University of Illinois, and a law degree from Northwestern University. The Board of Directors believes Mr. Rieck’s extensive legal, business and financial background, including his status as an audit committee financial expert, make him well-qualified to serve as a director.

		Directors Whose Terms Extend Beyond The Meeting
		Principal Occupation(s) During Past Five Years
Name	Age	and Other Public Directorships

John P. Chen Class II	57	John P. Chen has served as a director of the Company since February 7, 1994 and has served as Chairman of the Board since September, 2009. Mr. Chen currently serves on the Compensation and Nominating Committees, and has also served on our Audit Committee. Mr. Chen also serves on the Board of Directors of TAP Automotive Holdings, LLC, a privately held company specializing in after market parts for customized trucks and off-road vehicles. From January, 2006 to July, 2009, Mr. Chen served as the President of SKD Automotive Group, a tier one auto parts supplier to most of the OEM’s in North America. Before joining SKD, Mr. Chen served as the Chief Financial Officer for Tang Industries, Inc., a multi-national holding company that included interests in pharmaceuticals, steel service and processing centers, aluminum extruders, ferrous scrap trading, furniture manufacturing, steel stamping and assembly, and other industrial operations. Prior to joining Tang Industries, Mr. Chen worked in various divisions of PepsiCo, Inc. in planning and finance. From 1996 to 2001, Mr. Chen also served on the Board of Directors of Siderurgica Venezolana S.A.I.C.A., a publicly traded Venezuelan holding company with interests in steel making, Tier 1 automotive parts manufacturing and scrap processing; from 2002 to 2005, as Chairman of the Board and director of Aviva Biosciences, Inc., a closely held biotechnology company focusing on drug discovery and therapeutic diagnostics; from 2000 to 2009 director and Chairman (2000 to 2005) of Combined Metals of Chicago, LLC, a stainless steel and specialty alloy distributor and processor and a joint venture with AK Steel, a publicly traded company. Mr. Chen holds a Masters of Business Administration in Finance from the Graduate School of Business at Columbia University and a Bachelor of Arts in Political Science from Swarthmore College. The Board of Directors believes Mr. Chen’s long tenure as a SigmaTron director and his experience and training in management, operations and finance make him well qualified to serve as a director.

		Directors Whose Terms Extend Beyond The Meeting
		Principal Occupation(s) During Past Five Years
Name	Age	and Other Public Directorships

Carl A. Zemenick Class II	66	Carl Zemenick has served as a director of the Company since September, 2001. He currently serves on the Audit and Nominating Committees and is presently Chairman of the Compensation Committee. Mr. Zemenick has been President of TZ Realty L.L.C., a closely held real estate investment company, from June, 1995 through the present. From June, 1990 until his retirement in June, 2005, Mr. Zemenick served as President and Chief Executive Officer of G.F. Office Furniture LTD. L.P., a manufacturer of office furniture and equipment. From November, 2008 through the present time, Mr. Zemenick has served as Treasurer and a director of Seashore Village Homeowners Association, Inc. Mr. Zemenick holds a Bachelor of Business Administration degree from the University of Texas, Arlington and has had extensive experience in mergers and acquisitions throughout his professional career. The Board of Directors believes Mr. Zemenick’s long tenure as a SigmaTron director and his business and management background make him well qualified to serve as a director.

On July 26, 2011, the Company received the resignation of Carl A. Zemenick from the Board of Directors to be effective on the earlier of September 24, 2011 or the election of a replacement director. Mr. Zemenick resigned as director for personal reasons and not as a result of any disagreement with the Company. The Company has begun a search for Mr. Zemenick’s replacement.

On August 8, 2011, the Company received the resignation of John P. Chen from the Board of Directors to be effective on the earlier of October 7, 2011 or the election of a replacement director. Mr. Chen resigned as director for personal reasons and not as a result of any disagreement with the Company. The Company intends to begin a search for Mr. Chen’s replacement as soon as possible.

II.  PROPOSAL TO RATIFY SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors will recommend at the Annual Meeting that the stockholders ratify the appointment of the firm of BDO USA, LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, have the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions. BDO USA, LLP was recommended by the Audit Committee and the Board of Directors for the fiscal year 2012.

The Board of Directors recommends that you vote in favor of ratification of the selection of BDO USA, LLP as the Company’s registered public accountants for the fiscal year ending April 30, 2012.

In connection with the audits for the years ended April 30, 2011 and 2010, the Company has had no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO USA, LLP would have caused it to make reference thereto in its report on the consolidated financial statements for 2011 and 2010.

The ratification of the selection of auditors requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Broker Non-Votes, while considered present at a meeting and included in the determination of whether a quorum exists, are not considered entitled to vote. Thus, Broker Non-Votes will have no effect. Abstentions will have the same effect as negative votes.

FISCAL YEARS 2011 AND 2010 AUDIT FIRM FEE SUMMARY

During fiscal years 2011 and 2010, the Company retained as its auditor, BDO USA, LLP, to provide services as defined below. The following amounts were charged by BDO USA, LLP for services provided in fiscal years 2011 and 2010.

	2011	2010

Audit Fees(a)	$195,270	$189,170
Audit-Related Fees(b)	—	9,500
Tax Fees(c)	8,000	18,335

(a)	Fees for audit services billed in 2011 and 2010 consisted of:

•	Audit of the Company’s annual financial statements and review of quarterly financial statements.

(b)	Fees for audit-related services consisted of services for audit of the Company’s Employee 401(k) Retirement Plan.

(c)	Fees for tax services for foreign entities tax returns and estimated tax payments.

As described in the Audit Committee Charter, it is the Audit Committee’s policy and procedure to review and consider and ultimately pre-approve, where appropriate, all audit and non-audit engagement services to be performed by the registered public accountants.

III.  APPROVAL OF 2011 EMPLOYEE STOCK OPTION PLAN

On July 8, 2011, the Board of Directors of the Company adopted, subject to stockholder approval, the SigmaTron International, Inc. 2011 Employee Stock Option Plan (the “2011 Employee Plan”). The purpose of the 2011 Employee Plan is to permit the Company and its subsidiaries to attract and retain as employees individuals of initiative and ability and to provide additional employee incentives to existing employees. If the 2011 Employee Plan is not approved by stockholders, options will be granted under the 1993 and 2004 Employee Stock Option Plans, which includes a total of 55,864 options available for grant.

On July 22, 2011 the last reported sale price of the Company’s Common Stock on the Nasdaq Small-Cap Market, on which the Company’s stock is listed, was $4.80 per share.

Summary of 2011 Employee Plan

The 2011 Employee Plan will be construed, interpreted and administered by the Compensation Committee (“the Committee”). The Committee has the discretion to determine the individuals to whom options are granted, the number of shares subject to the options, the exercise price of the options (but in no event less than the minimum required in order to comply with applicable law), the period over which the options become exercisable, the term of the options (including the period after termination of employment during which an option may be exercised) and certain other provisions related to the options. Individuals who are selected to receive options will sign an option agreement with the Company setting forth the terms and restrictions applicable to their options.

Under the 2011 Employee Plan, the Committee may grant options for an aggregate maximum of 150,000 shares of the Company’s Common Stock to employees of the Company and its subsidiaries, including the Company’s executive officers. The number of shares available for the grant of options under the Plan and the number of shares included in each outstanding option are subject to adjustment upon recapitalizations, stock splits or other similar events that cause changes in the Company’s Common Stock. The Company must retain sufficient authorized but unissued shares of Common Stock to assure itself of its ability to perform its obligations under the 2011 Employee Plan. Shares of Common Stock underlying options that expire unexercised will be available for future option grants under the Plan.

The plan provides for the grant of incentive stock options (“Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and non-statutory stock options that do not qualify as Incentive Options.

The option exercise price per share for each option granted under the 2011 Employee Plan shall be not less than the closing price of the Common Stock on the Nasdaq Small-Cap Market on the trading day immediately preceding the date of grant. An option may be exercised by the payment of the exercise price (i) in cash or by check, (ii) through the exchange of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price, (iii) through a broker-assisted “cashless” exercise transaction, through a broker selected by the employee without assistance of the Company in arranging such transaction, or (iv) by any other payment means approved by the Committee.

The maximum term of any options granted under the 2011 Employee Plan is ten years. Subject to that limitation, the Committee has discretion to decide the period over which options may be vested and exercised. In addition, unvested options will terminate immediately upon termination of employment, disability or death. All outstanding options granted under the 2011 Employee Plan shall immediately become exercisable in full upon a Corporate Transaction (as defined in the Plan and generally covering a sale of the Company) provided that the Corporate Transaction closes. Any options not exercised within that period expire.

An optionee may exercise a Non-Statutory Option that has vested if the optionee has been employed by the Company continuously since the date the option was granted. If an optionee’s employment is terminated for cause (as defined in the 2011 Employee Plan), the optionee has three months (or the remainder of the original term of the exercise period, whichever is shorter) to exercise any Non-Statutory Options vested as of the date of termination; all unvested Non-Statutory Options expire. If an optionee’s employment is terminated for a reason other than for cause, including voluntary termination, death or disability, all unvested Non-Statutory Options expire while all vested Non-Statutory Options may be exercised for the remainder of their terms. The same provisions apply to Incentive

Options except that an optionee whose employment is terminated must exercise vested Incentive Options within three months after the date of termination or the expiration of the original exercise period, whichever is shorter.

Except as otherwise provided in the applicable option agreement, all options granted under the 2011 Employee Plan shall not be transferable unless (a) the transfer is (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order, (iii) to a Permitted Transferee, (as defined in the 2011 Employee Plan), or (iv) to a trust or other entity controlled by the optionee or a Family Member (as defined in the 2011 Employee Plan; generally family members or trusts or other entities controlled by the optionee or a family member); (b) the transfer is a gift; and (c) the option continues to be subject to the same terms as before the transfer.

The Committee is authorized to condition the grant of options upon the receipt of the agreement by the optionee not to compete with the Company during the term of employment and for such period thereafter and containing such other terms as are determined by the Committee.

No options have been granted under the 2011 Employee Plan.

Income Tax Consequences

Generally, for federal income tax purposes, Non-Statutory Options will not result in any taxable income to the optionee at the time of grant. The optionee will realize ordinary income, however, at the time of the exercise of the option, in an amount measured by the excess of the fair market value of the optioned shares at the time of exercise over the option exercise price, regardless of whether the exercise price is paid in cash or shares.

Where ordinary income is recognized in connection with the exercise of an option, the Company will be entitled to a deduction in the amount of ordinary income so recognized, provided, among other things, that the Company complies with applicable tax withholding requirements.

No income is recognized for federal income tax purposes when an Incentive Option is exercised and no deduction is available to the Company. Incentive Options will be taxed as Non-Statutory Options if shares of Common Stock purchased upon exercise of the Incentive Option are sold within one year after the exercise or two years after the date the Incentive Option is granted.

The Board of Directors recommends that the stockholders vote FOR the adoption of the 2011 Employee Plan.

The adoption of the 2011 Employee Plan requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Broker Non-Votes, while considered present at a meeting and included in the determination of whether a quorum exists, are not entitled to vote. Thus, Broker Non-Votes will have no effect. Abstentions will have the same effect as negative votes.

Corporate Governance

Our Board of Directors determined that each of Messrs. Chen, Rieck, Vyas and Zemenick are independent under the rules of the Nasdaq Stock Market, Inc. As a result, our Board of Directors currently has a majority of independent directors under the rules of the Nasdaq Stock Market, Inc. Our Board of Directors has determined that our independent directors shall have regularly scheduled meetings at which only the independent directors are present. Generally, the independent directors meet separately at each regularly scheduled board meeting.

Director Committees; Board Meetings

The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit Committee Charter, Compensation Committee Charter and the Nominating Committee Charter are available on the Company’s website at www.sigmatronintl.com. The Company believes that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of the current listing standards of the Nasdaq Stock Market, Inc. and the Securities and Exchange Commission’s rules and regulations promulgated under the Sarbanes-Oxley Act of 2002 as set forth below.

The functions of the Audit Committee are to: (1) Select and evaluate the performance of the independent accountants. (2) review the audits of the financial statements of the Company and the scope of the audit; (3) review with the independent accountants the corporate accounting and financial reporting practices and policies and recommend to whom reports should be submitted within the Company; (4) review with the independent accountants their final report; (5) review with the internal and independent accountants overall accounting and financial controls; and (6) be available to the independent accountants and management for consultation purposes. The Audit Committee is currently comprised of three members: Messrs. Rieck (Chairman), Zemenick and Vyas. The Board of Directors has determined that each of the members of the Audit Committee, both currently and after the 2010 Annual Meeting of Stockholders, is independent under the rules of the Securities and Exchange Commission. Mr. Rieck has been determined to be an Audit Committee financial expert as defined in Item 407 of Regulation S-K promulgated under the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee, which was revised and restated as of July 12, 2011 and is attached as Appendix A. The report of the Audit Committee to the Stockholders is included in this Proxy Statement under the heading “Report of the Audit Committee.”

The functions of the Compensation Committee are to review and recommend to the Board of Directors annual salaries and bonuses for all executive officers of the Company, to review and recommend to the Board of Directors compensation for the Directors, to review and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto and to administer the Company’s stock option plans. While the Chief Executive Officer of the Company may make recommendations regarding such salaries, compensation and terms and conditions, the Compensation Committee reviews any such recommendations independently and is responsible for making final recommendations to the full Board of Directors. Messrs. Zemenick (Chairman), Rieck, and Chen are members of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is independent under the listing standards of the Nasdaq Stock Market, Inc.

The Compensation Committee reserves the right from time to time to utilize the services of an independent advisor to provide guidance in association with significant executive compensation decisions. For the 2011 fiscal year, the Compensation Committee has utilized on the services of Tandehill Human Capital to provide advisory services concerning base salary compensation of executive officers. The Compensation Committee retains sole responsibility for engaging any advisor and meeting with such advisor, as needed, in the Committee’s sole discretion.

The functions of the Nominating Committee shall include (1) review and recommend to the Board of Directors the size and composition of the Board of Directors and a slate of nominees for each election of members to the Board of Directors; (2) review and recommend changes to the number, classification and term of directors; (3) identify and recommend to the Board of Directors candidates to fill appointments to Board committees; (4) develop, assess and make recommendations to the Board of Directors concerning appropriate corporate governance policies; (5) identify and recommend to the Board of Directors candidates to fill a vacancy in the offices of President and Chief Executive; and (6) review nominations by stockholders with regard to the nomination process and to establish the procedures by which stockholder candidates will be considered. The members of the Nominating Committee are Messrs. Vyas (Chairman), Chen and Zemenick. The Board of Directors has determined that each of the members of the Nominating Committee is independent under the Nasdaq Stock Market, Inc. listing standards.

In evaluating and determing whether to recommend a person as a candidate for election as a Director, the Nominating Committee’s criteria reflects the requirements of the recently adopted Nasdaq rules with respect to independence as well as the following factors: the needs of the Company with respect to the particular talents and experience of its directors; personal and professional integrity of the candidate; the level of education and/or business experience of the candidate; broad-based business acumen of the candidate; the candidate’s level of understanding of the Company’s business and the electronic manufacturing services industry; the candidate’s abilities for strategic thinking and willingness to share ideas; and the Board of Directors’ need for diversity of experiences, expertise and background. The Nominating Committee will use these criteria to evaluate all potential nominees.

The Company does not have a diversity policy, with respect to its directors. However, in considering whether to recommend any director nominee, including candidates recommended by stockholders, the Nominating Committee will consider the factors above, including the candidate’s diversity of experiences, expertise, ethnicity, gender and background. The Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

The Nominating Committee will consider proposed nominees whose names are submitted to it by stockholders. The Nominating Committee has not adopted a formal process for that purpose because it believes that the Nominating Committee’s process for considering information has been and remains adequate. Historically, stockholders have not proposed any nominees. The Nominating Committee intends to review periodically whether a formal process should be adopted. To be considered, all stockholder nominations must comply with the notice provisions of the Company’s by-laws, which generally require that such notice be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to a regularly scheduled Annual Meeting of Stockholders, or within 10 days after receipt of notice of an Annual Meeting of Stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date.

The Board of Directors held 13 meetings either in person or by telephone conference during the fiscal year ended April 30, 2011. The Compensation Committee held 9 meeting in person or by telephone conference and the Audit Committee held 6 meetings in person or by telephone conference during the fiscal year 2011. The Nominating Committee held one meeting during the fiscal year 2011. All directors attended at least 75% of the meetings of the board and each of the committees of which they were members. The Company has a policy of encouraging all directors to attend the Annual Meeting of Stockholders. All directors attended the Company’s 2010 Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors has determined that the positions of Chairman of the Board of Directors and the President/CEO should be held by different persons. John P. Chen is the non-executive Chairman of the Board of Directors and has been determined by the Board to be independent under Nasdaq Stock Market, Inc., listing standards and Gary R. Fairhead is the President and CEO. The Board of Directors believes that such separation of roles increases the Board’s independence from and oversight of the Company’s management and enhances its ability to carry out its roles and responsibilities on behalf of the stockholders.

Management, the Company’s Corporate Counsel, and the Board of Directors discuss risks, both during and outside of board meetings. These discussions identify Company risks which are prioritized and assigned to the appropriate board committee or the full board for oversight. Internal control and financial risks are overseen by the Audit Committee; compensation risks are overseen by the Compensation Committee; CEO succession planning is overseen by the Nominating Committee and reviewed by the independent directors; compliance risks are typically referred to the full Board; and matters arising under the Company’s Code of Conduct or Code of Ethics for Senior Financial Management are handled by Corporate Counsel. Management regularly reports on each risk to the relevant committee or the Board, and material risks identified by a relevant committee are then presented to the full Board. The Company’s risk management program as a whole is reviewed annually at a meeting of the Board. Additional review or reporting on Company risks is conducted as needed or as requested by the board or committee. Coordination of management’s review of these risks is performed by the Company’s Corporate Counsel.

Stockholder Communications with the Board of Directors

Stockholders can contact the Board of Directors or any of the individual directors by contacting: Henry J. Underwood, Corporate Counsel, Howard & Howard Attorneys PLLC, by regular mail at 200 South Michigan Avenue, Chicago, IL 60604. Inquiries will be reviewed, sorted and summarized by the Corporate Counsel of the Board of Directors before they will be forwarded to the Board of Directors or to an individual director.

Compensation of Directors

The Company pays non-employee directors $2,500 per month. Directors who serve on the Audit Committee are paid an additional $1,500 per month. Directors who serve on the Compensation Committee or the Nominating Committee are paid an additional $250 per month per committee. The Chairman of the Board receives monthly the greater of $4,000 or the amount paid to the most highly compensated non-employee director. The directors voluntarily reduced the above compensation scale by 20 percent beginning February 2009 due to the Company’s cost reduction program in response to the downturn in the economy. Due to the improvement in the Company’s financial performance, the directors were paid back 95% of the 2010 fee reduction which was initiated in February 2009. Effective July 2010, the monthly director fees were reinstated at the regular compensation scale set forth above.

In addition, under the 2000 Directors’ Stock Option Plan, each director who was neither a full-time employee of, nor a consultant to, the Company received a grant of options to acquire 7,500 shares of common stock at each of the September 2000, December 2001 and September 2002 Annual Stockholders’ Meetings. Such options are exercisable for ten years from the respective date of grant at a price based on the price of the common stock on the respective grant dates. In addition, under the 2004 Directors’ Stock Option Plan, each director who was neither a full-time employee of, nor a consultant to, the Company received a grant of options to acquire 5,000 shares of common stock at each of the September 2004 and September 2005 Annual Stockholders’ Meetings. Such options are exercisable for ten years from the respective date of grant at a price based on the price of the common stock on the respective grant dates.

EXECUTIVE COMPENSATION

Set forth below is information on the compensation of the Company’s Chief Executive Officer and its two other most highly compensated Named Executive Officers who served in such capacities during fiscal year 2011 based on total compensation for the last completed fiscal year. In view of the depressed economic environment and the Company’s reduced profitability during late 2008 and much of calendar year 2009, the Named Executive Officers (together with all the other officers and non-union U.S. employees of the Company) participated in salary reductions which took effect on February 1, 2009, and no bonuses were awarded during fiscal year 2009. In light of the Company’s improved financial performance during fiscal year 2010, all non-union U.S. employees received a partial repayment of those salary reductions and the Named Executive Officers received in the aggregate repayments of $47,267. Salaries of all non-union employees, including Named Executive Officers, remained at the reduced levels throughout fiscal year 2010. At the end of fiscal year 2010, the Company awarded bonuses to all of its non-union U.S. employees.

On November 1, 2010, the Board of Directors adopted (a) the SigmaTron International, Inc. Employee and Director Bonus Plan (the “Company Plan”) and (b) the SigmaTron International, Inc. 2011 Officer Bonus Plan (the “2011 Officer Plan”) and, collectively with the Company Plan, the “Plans”), were adopted by the Company on November 1, 2010 and copies of each of which were filed with the SEC with a Current Report on Form 8-K on November 4, 2010. The following is only a summary of the Plans, and in the event of any inconsistencies between the summary below and the Plans themselves, the Plans shall control. The stated purposes of the Plans are to align stockholder, employee and director objectives, to motivate employees and directors of the Company and to increase shareholder value. The Plans are administered and interpreted by the Compensation Committee, the rules for the administration, interpretation and application of each Plan being subject to adoption, modification and revocation by the Board. Each Plan, as a whole, is also subject to amendment, suspension or termination by the Board.

The Company Plan:

The Company Plan applies to all U.S. non-union employees of the Company (“Employee Participants”), all full-time employees of the Company with a corporate position of vice president or higher (“Officers”) and all members of the Board of Directors of the Company who are not also employees of the Company (“Directors”).

Pursuant to the Company Plan, a Bonus Pool shall be created if the Company’s return on net assets (as calculated in the manner set forth in the Company Plan and referred to herein and in the Company Plan as “RONA”)

for a particular fiscal year approaches, meets or exceeds the Target. The Board has initially established the Target at the point when RONA equals 7%. The size of the Bonus Pool is calculated based upon a percentage of the Company’s adjusted Pre-Tax Income reduced by the amount of the Officer Plan Bonus Pool, discussed below (which was $200,000 for the 2011 fiscal year) for the fiscal year in question, which percentage is also set by the Board. The Board has initially established that the Bonus Pool will equal 10% of the Company’s Pre-Tax Income if RONA equals 80% of the Target (i.e., when RONA equals 5.6%, based on the current Target), climbing in steps to 25% of the Company’s adjusted Pre-Tax Income if RONA equals or exceeds 26%. The Company’s adjusted Pre-Tax Income for the 2011 fiscal year was $4,382,857, resulting in a Bonus Pool of $438,286. Pursuant to the Company Plan, the Bonus Pool was subdivided into a Fixed Bonus Pool ($350,629, equal to 80% of the overall Bonus Pool) and a Discretionary Bonus Pool ($87,657, equal to the remaining 20% of the overall Bonus Pool). The Fixed Bonus Pool for the 2011 fiscal year was distributed as follows:

•	55% to Officers, 80% of which was distributed to the Officers based upon each Officer’s position and responsibility and is non-discretionary; the remainder of this portion was distributed as determined by the Committee, with certain input from the CEO.

•	35% to Employee Participants who are neither Officers of the Company nor direct or indirect labor employees of the Company located in California, allocated as determined by the CEO.

•	10% to Directors, allocated in equal portions to each Director.

The CEO determined the amount of the Discretionary Bonus Pool to be allocated to the Officers, subject to the Committee’s approval. The remainder of the Discretionary Bonus Pool was allocated to and distributed to the other Employee Participants as determined by the CEO.

The 2011 Officer Plan:

The 2011 Officer Plan applied to all full-time employees of the Company with a corporate position of vice president or higher (“Participants”), and established the terms and conditions upon which the Company intended to pay cash bonuses in the aggregate totaling $200,000 to eligible Participants for the Company’s 2011 fiscal year. Bonuses under the 2011 Officer Plan were to be paid only if (1) the Company’s Pre-Tax Income for the 2011 fiscal year equals or exceeds $1,500,000 and (2) the Company is in compliance with all covenants under the Company’s primary credit facility at the end of the 2011 fiscal year without obtaining a waiver from the lender. Both conditions were satisfied and the $200,000 Bonus Pool was distributed among the eligible Participants by the Committee, which reviewed a proposal submitted to it by the CEO, and is responsible for making a Bonus Pool allocation recommendation to the Board.

At the end of fiscal year 2011, the Company awarded bonuses pursuant to the Plans, discussed above. Bonuses earned in fiscal year 2011 and paid to Named Executive Officers in fiscal 2012 are listed in the following compensation table.

SUMMARY COMPENSATION TABLE

The individuals listed in the following table are referred to as our “Named Executive Officers” throughout this proxy statement. The following table sets forth a summary of all compensation paid by the Company for its fiscal years ended April 30, 2011 and 2010 to the Company’s Named Executive Officers:

		Annual Compensation				All Other		Total
		Salary		Bonus		Compensation		Compensation
Name and Principal Position		($)		($)		($)		($)

Gary R. Fairhead	2011	192,307	(1)	70,000	(2)	2,785	(4)	265,092
President and Chief Executive Officer	2010	150,000	(1)	45,000	(3)	19,993	(5)	214,993
Rajesh B. Upadhyaya	2011	189,000		45,000	(2)	2,680	(4)	236,680
Executive Vice President, West Coast	2010	156,000		40,000	(3)	17,700	(5)	213,700
Operations since 2005. Mr. Upadhyaya was the Vice President of the Fremont Operation from 2001 until 2005.
Gregory A. Fairhead	2011	186,092		35,000	(2)	3,589	(4)	224,681
Executive Vice President and Assistant	2010	153,600		40,000	(3)	15,375	(5)	208,975
Secretary. Gregory A. Fairhead has been
Executive Vice President since February
2000 and Assistant Secretary since
1994. Mr. Fairhead was Vice President —
Acuna Operations for the Company from
February 1990 to February 2000. Gregory
A. Fairhead is the brother of Gary R. Fairhead

(1)	Although Gary R. Fairhead served as a director in fiscal year ended 2010 and 2011, he did not receive any compensation for serving in such capacity as it is Company policy to compensate as directors only non-employee directors.

(2)	Represents bonus earned in fiscal 2011 and paid in fiscal 2012.

(3)	Represents bonus earned in fiscal 2010 and paid in fiscal 2011.

(4)	Represents match and contributions to the Company’s 401(k) plan made by the Company.

(5)	Represents 21 weeks of salary pay backs for wage reductions implemented in February 2009. Includes the match and contributions to the Company’s 401(k) plan made by the Company.

Employment Contracts, Termination of Employment and Change of Control Agreements

The Company adopted an Amended and Restated Change-in-Control Severance Payment Plan on May 30, 2002 (the “CIC Plan”), which covers Named Executive Officers and certain other officers of the Company (each a “CIC Participant”). Under the terms of the CIC Plan, each CIC Participant is entitled to the payment of severance pay in the event such CIC Participant’s employment with the Company is involuntarily terminated within twenty-four months of a change of control of the Company. The amount of severance pay to which a CIC Participant may be entitled under the CIC Plan is a function of the value of the common stock of the Company as of the date on which a change in control of the Company takes place.

In general, for purposes of the CIC Plan, a change of control will be deemed to have occurred when (a) any entity, person or group other than Cyrus Tang or his affiliates, acquires more than thirty percent of the outstanding stock entitled to vote for directors of the Company, (b) as a result of or in connection with certain corporate transactions identified in the CIC Plan, the identity of a majority of the members of the Board of Directors immediately before such transaction changes immediately after the transaction, (c) the merger, consolidation, or share exchange of the Company, or (d) a sale of all or substantially all of the Company’s assets. In general, a CIC Participant’s employment will be deemed to have been involuntarily terminated under the CIC Plan in the event of such employee’s termination by the Company for a reason other than (w) for cause (as defined in the Plan), (x) death, (y) disability, or (z) that employee’s voluntary retirement or resignation except on account of the reasons set forth in the CIC Plan (which in general would result in a constructive discharge).

The CIC Plan provides for automatic reduction of the amounts to be paid out under the plan in the event such amounts would constitute “parachute payments” under the Internal Revenue Code. Payments under the CIC Plan are also subject to an aggregate cap equal to 15% of the market value of the Company’s outstanding capital stock on such date in the event the employment of one or more of the CIC Participants is terminated voluntarily or involuntarily within seven days after the change-in-control. Disputes concerning the CIC Plan and benefits under the CIC Plan are subject to arbitration.

Potential Severance Payments upon Change-In-Control

The following table describes approximate potential severance payments under the CIC Plan to which the Named Executive Officers would be entitled upon change-in-control of the Company, assuming that the change in control of the Company occurred on April 30, 2011, that all participants actually participated in the severance payment, and that our common stock is valued at $5.29, which was the closing market price for our common stock on April 30, 2011. The actual amount of payments can only be determined at the time of a change-in-control and will vary from the estimated amounts in the table below.

	Gary R.	Rajesh B.	Gregory A.
	Fairhead	Upadhyaya	Fairhead

Change-In-Control Payment	$346,682	$335,989	$316,290

OPTION EXERCISES AND STOCK VESTED TABLE

	Number of		Number of
	Securities	Value	Securities	Value
	Acquired on	Realized on	Acquired on	Realized on
Name	Exercise	Exercise	Vesting	Vesting

Gary R. Fairhead	0	0	0	0
Rajesh B. Upadhyaya	0	0	0	0
Gregory A. Fairhead	29,150	56,460	0	0

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table sets forth certain information with respect to each Named Executive Officer of the Company concerning any unexercised options held as of the end of such fiscal year. The Company has not granted any stock appreciation rights. No options were granted in fiscal year 2011.

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	(#)	(#)	Price	Expiration
Name	Exercisable	Unexercisable	($)	Date

Gary R. Fairhead	30,000 (1)	0	9.17	9/15/15
Rajesh B. Upadhyaya	22,500 (2)	0	9.17	9/15/15
Gregory A. Fairhead	27,500 (3)	0	9.17	9/15/15

(1)	Stock options granted on September 16, 2005 vested and became 100% exercisable on September 15, 2007.

(2)	Stock options granted on September 16, 2005 vested and became 100% exercisable on September 15, 2007.

(3)	Stock options granted on September 16, 2005 vested and became 100% exercisable on September 15, 2007.

DEFINED CONTRIBUTION PLAN

The Company has a tax-qualified defined contribution retirement plan established, a 401(k) plan for U.S. employees, which include officers. The Plan provides for Company matching of employee contributions up to $300 per employee year.

DIRECTOR COMPENSATION TABLE

	Fees
	Earned or
	Paid in
	Cash	Total
Name	($)	($)

Thomas W. Rieck	72,306	72,306
Dilip S. Vyas	68,776	68,776
John P. Chen	70,686	70,686
Carl A. Zemenick	70,686	70,686

The directors voluntarily reduced their compensation scale by 20 percent beginning February 2009 due to the Company’s cost reduction program in response to the downturn in the economy. Due to the improvement in the Company’s financial performance, the directors were paid back 95% of the 2010 fee reduction which was initiated in February 2009. Effective July 2010, the monthly director fees were reinstated at the regular compensation scale set forth on page 14. The number in the Directors Compensation Table include bonuses earned in fiscal 2011 and paid in fiscal 2012, pursuant to the Company’s Bonus Plan set forth on pages 14 and 15.

The Company did not issue stock grants or stock option grants to the Board of Directors during fiscal year 2011. No options were exercised in fiscal year 2011.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed, and discussed the audited financial statements with management, and discussed with the independent public accounting firm (the “Auditors”) the matters to be discussed with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee has received disclosures and the letter from the Auditors required by the PCAOB regarding the Auditor’s communication with the Audit Committee concerning independence, and the Audit Committee has discussed the Auditor’s independence with the Auditors. Based on the review and discussions referred to herein, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

This report is submitted by the members of the Committee.

Thomas W. Rieck (Chairman)
Dilip S. Vyas
Carl A. Zemenick

CERTAIN TRANSACTIONS

There are no reportable related party transactions.

MISCELLANEOUS

The Company’s 2011 Annual Report to Stockholders is being mailed to stockholders contemporaneously with this Proxy Statement.

Proposals of Stockholders

In accordance with the rules of the Securities and Exchange Commission, any proposal of a stockholder intended to be presented at the Company’s 2012 Annual Meeting of Stockholders must be received by the Secretary of the Company before April 17, 2012 in order for the proposal to be considered for inclusion in the Company’s notice of meeting, proxy statement and proxy relating to the 2012 Annual Meeting.

Stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. The stockholder must comply with the procedures specified by the Company’s by-laws which require all stockholders who intend to make proposals at an annual stockholders meeting to send a proper notice which is received by the Secretary not less than 120 or more than 150 days prior to the first anniversary of the date of the Company’s consent solicitation or proxy statement released to stockholders in connection with the previous year’s election of directors or meeting of stockholders; provided that if no Annual Meeting of Stockholders or election by consent was held in the previous year, or if the date of the annual meeting has been changed from the previous year’s meeting, a proposal must be received by the Secretary within 10 days after the Company has publicly disclosed the date of such meeting.

The Company currently anticipates the 2012 Annual Meeting of Stockholders will be held September 21, 2012.

The by-laws also provide that nominations for director may only be made by or at the direction of the Board of Directors or by a stockholder entitled to vote who sends a proper notice which is received by the Secretary no less than 60 or more than 90 days prior to the meeting. However, if the Company has not publicly disclosed the date of the meeting at least 70 days prior to the meeting date, notice may be timely made by a stockholder if received by the Secretary no later than the close of business on the 10th day following the day on which the Company publicly disclosed the meeting date.

Some brokers and other nominee record holders may be participating in the practice of “householding” corporate communications to stockholders, such as proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this proxy statement to you if you call or write us at the following address or phone number: SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007, Telephone: (800) 700-9095. If you want to receive separate copies of our corporate communications to stockholders such as proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact the Company at the above address and phone number.

By order of the Board of Directors

Linda K. Frauendorfer
Secretary

Dated: August 15, 2011

Appendix A

CHARTER OF THE
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
SIGMATRON INTERNATIONAL, INC.

I.	PURPOSE

The purpose of the Audit Committee (the “Committee”) of SigmaTron International, Inc. (the “Company”) is to oversee the accounting and financial processes of the Company and the audits of the financial statements of the Company.

II.	FUNCTIONS

The functions of the Committee shall include: (1) review of audits of the financial statements of the Company and the scope of the audit; (2) review with the independent accountants the corporate accounting and financial reporting practices and policies and recommend to whom reports should be submitted within the Company; (3) review with the independent accountants their final report; (4) review with the internal and independent accountants overall accounting and financial controls; and (5) being available to the independent accountants and management for consultation purposes.

III.	COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall: (i) be independent as defined under Nasdaq Stock Market, Inc. (“Nasdaq”) Rule 5605(a)(2); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Act”), subject to the exemptions provided in Rule 10A-3(c) under the Act; (iii) not have participated in the preparation of the financial statements of the Company at any time during the past three (3) years; (iv) be able to read and understand fundamental financial statements, including a Company’s balance sheet, income statement, and cash flow statement; (v) not be an affiliated person of the Company; and (vi) satisfy any other independence requirements under applicable law, rules, and regulations, including Nasdaq rules. In addition, the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. A director who qualifies as an audit committee financial expert under Item 401(h) of Regulation S-K or Item 401(e) of Regulation S-B is presumed to qualify as a financially sophisticated audit committee member.

Notwithstanding the foregoing, one director who: (a) is not independent as defined in Rule 5605(a)(2), as may be modified or supplemented; (b) meets the criteria set forth in Section 10A(m)(3) under the Act and the rules thereunder; and (c) is not a current officer or employee or a Family Member, as defined by Nasdaq, of such officer or employee, may be appointed to the Committee, if the Board, under exception and limited circumstances, determines that membership on the Committee by the individual is required by the best interest of the Company and its Shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy, in its Form 10-K or 20-F), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two years and may not chair the Committee.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve in such capacity until the next annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full committee membership.

IV.	MEETINGS

The Committee shall meet at least four times annually, and more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with the chief financial officer and the independent accountants to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet in person or by telephone conference call with the independent accountants and management quarterly to review the Company’s financials consistent with V.3 below.

V.	RESPONSIBILITIES

The Audit Committee shall have the following responsibilities:

Documents/Reports Review

1.  Review this Charter annually and update it as conditions dictate.

2.	Review the Company’s annual financial reports and other financial information submitted to the Securities and Exchange Commission (the “SEC”), or the public, including any certification, attestation, report, opinion or review rendered by the independent accountants, and the independent accountants’ judgment as to the quality of the Company’s accounting principles.

3.	Review with the chief financial officer or his/her delegate and, if the Committee believes it to be advisable, the independent accountants, quarterly reports on Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

4.	Issue a report to the Board disclosing whether (a) the Committee has reviewed and discussed the audited financial statements with management; (b) the Committee has discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified or supplemented; (c) the Committee has received the written disclosures and the letter from the independent accountants and has discussed with the accountants the accountants’ independence; and (d) whether, based on the review and discussions referred to in (a) — (c) above, the Committee recommended to the Board that the financial statements be included in the Annual Report on Form 10-K or 10-KSB for the last fiscal year for filing with the SEC. These disclosures shall appear over the printed names of each member of the Committee, and shall be included in the Company’s proxy statement, if said proxy statement relates to an annual meeting of shareholders at which directors are to be elected (or special meeting or written consents in lieu of such meeting). The disclosures shall be made at least once a year.

Independent Accountants

5.	Select, evaluate, oversee the work (including resolution of disagreements between management and the auditor regarding financial reporting), and, where appropriate, replace the independent accountants, and, if appropriate, nominate the independent accountants to be proposed for shareholder ratification or approval in any proxy statement. The independent accountants must report directly to and are ultimately accountable to the Committee, which has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

6.	Pre-approve all audit and permitted non-audit services to be performed by the independent accountants (subject to the de minimis exceptions under applicable law, rules and regulations). However, the Committee may delegate to one or more designated members of the Committee the authority to grant such pre-approvals, and the decisions of any member to whom such authority is delegated shall be presented to the full Committee at its next regularly scheduled meeting. In determining whether to pre-approve permitted non-audit services, the Committee (or the members with authority to pre-approve) shall consider whether the independent accountants’ performance of such services is compatible with independence.

7.	Approve the fees and other compensation to be paid to the independent accountants. On at least an annual basis, to determine the accountants’ independence, the Committee shall ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with

Independence Standards Board Standard 1, and shall actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

8.	Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

9.	Receive copies of the annual comments from the independent accountants on accounting practices and policies and systems of control of the Company, and review with them any questions, comments or suggestions they may have relating thereto.

10.	Oversee regular rotation of the lead audit partner, as required by applicable law, rules and regulations, and consider whether rotation of the independent accountants or their lead audit partner is necessary to ensure independence.

11.	Ensure receipt of a formal written statement from independent accountants delineating all relationships between the independent accountants and the Company.

12.	Actively engage in dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the accountants.

13.	Take, or recommend the full board to take other appropriate action to oversee the independence of the independent accountants and outside auditor.

Financial Reporting Processes

14.	Review with management and the independent accountants not less than annually the internal controls, disclosure controls and procedures, and accounting and audit activities of the Company.

15.	Review with management and the independent accountants significant exposure risks and the plans to appropriately control such risks.

16.	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal accounting department.

17.	Review with management and the independent accountants accounting policies which may be viewed as critical, and review significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports. Review with management accounting estimates in the event (a) an estimate requires the Company to make assumptions about matters that are highly uncertain at the time the accounting estimate is made, and (b) different estimates that the Company reasonably could have used in the current period, or changes in the accounting estimates that are reasonably likely to occur from period to period, would have a material impact on the presentation of the Company’s financial condition, changes in financial condition or results of operations.

18.	Make or cause to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems of internal controls, accounting practices, internal audit procedures, and disclosure controls and procedures of the Company, taking into account current accounting and regulatory trends and developments, and take such action with respect thereto as may be deemed appropriate by the Committee. The Committee shall have the authority to retain outside advisors to assist it in the conduct of any investigation, examination or review.

19.	Review with management and the independent accountants any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

20.	Review communications required to be submitted by the independent accountants concerning (a) critical accounting policies and practices used, (b) alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management and the ramifications of such alternatives and the accounting treatment preferred by the independent accountants, and (c) any other material written communications with management.

21.	Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and any management letter provided by the independent accountants and management’s response to any such letter. The management letter should be separately communicated to the Chair of the Committee at the same time it is provided to management.

Internal Controls and Process Improvement

22.	Evaluate whether senior management is setting the appropriate tone at the top by reviewing their communication with other personnel of the Company regarding the importance of internal controls and evaluate whether the members of senior management possess an understanding of their roles and responsibilities.

23.	Establish a regular system of reporting to the Committee and internally within the Company by management, the independent accountants and the internal accounting department.

24.	Review the scope of the audit to be performed, and the audit procedures to be used, by the independent accountants, as a part of the annual audit process.

25.	Review and attempt to resolve disagreements between management and the independent accountants regarding financial reporting.

26.	Review, at least annually, the then current and future programs of the internal accounting department, including the procedure for assuring implementation of accepted recommendations made by the independent accountants, and review the implementation of any accepted recommendations.

27.	Consider and approve, upon the recommendation of management or upon its own motion, any non-audit services to be performed by providers other than the independent accountants relating to internal controls or current or future programs, functions, or services that are the responsibility of the internal accounting department.

28.	Establish procedures in accordance with applicable law, rules and regulations for (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other Responsibilities

29.	Review and make approval decisions regarding all related-party transactions, as required by applicable law, rules and regulations.

30.	If appropriate, and if it determines necessary to carry out its duties, obtain advice and assistance from independent legal, accounting or other advisors and determine the compensation to be paid for such advice and assistance which shall be paid by the Company.

31.	If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

32.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, rules or regulations as the Committee or the Board deems necessary or appropriate.

33.	Determine the appropriate funding, to be provided by the Company, for the payment of ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties. However, a member of the Committee shall not accept any consulting, advisory, or other compensatory fee from the Company other than for board service.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent accountants.

ANNUAL MEETING OF STOCKHOLDERS OF SIGMATRON INTERNATIONAL, INC. September 16, 2011 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.sigmatronintl.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230303000000000000 8 091611 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 THROUGH 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE FOR AGAINST ABSTAIN 1. Election of Two Class III Directors: 2. PROPOSAL TO RATIFY THE SELECTION OF BDO USA, LLP AS INDEPENDENT AUDITORS NOMINEES: FOR ALL NOMINEES Gary R. Fairhead Dilip S. Vyas WITHHOLD AUTHORITY 3. PROPOSAL TO APPROVE ADOPTION OF SIGMATRON FOR ALL NOMINEES INTERNATIONAL, INC. 2011 EMPLOYEE STOCK OPTION PLAN FOR ALL EXCEPT (See instructions below) 4. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (which the Board of Directors does not know of prior to August 15, 2011) THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE SELECTION OF BDO USA, INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” LLP AS INDEPENDENT AUDITORS, AND FOR ADOPTION OF SIGMATRON and fill in the circle next to each nominee you wish to withhold, as shown here: INTERNATIONAL, INC. EMPLOYEE STOCK OPTION PLAN, AND WILL CONFER THE AUTHORITY IN PARAGRAPH 4. Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated August 15, 2011 as well as a copy of the 2011 Annual Report to Stockholders. PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person

SIGMATRON INTERNATIONAL, INC. 2201 LANDMEIER ROAD ELK GROVE VILLAGE, IL 60007 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Gary R. Fairhead, Linda K. Frauendorfer and Henry J. Underwood, and each of them, with full power of substitution, as attorneys and proxies to represent the undersigned at the 2011 Annual Meeting of Stockholders of SIGMATRON INTERNATIONAL, INC. (the “Company”) to be held at the Company’s offices at 2201 Landmeier Road, Elk Grove Village, Illinois at 10:00 a.m. local time, on Friday, September 16, 2011 or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Meeting as follows. (Continued and to be signed on the reverse side)